NAUTILUS Inc.

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NAUTILUS BOWFLEX Universal SCHWINN

JANUARY 14, 2014 Orlando, Florida ICR Xchange Conference Exhibit 99.1

Safe Harbor Statement
This presentation includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements concerning the Company's prospects, resources, capabilities, current or future financial trends or operating results, demand for the Company‘s products, future plans for introduction of new products and the anticipated outcome of new business initiatives, estimates of market size and growth, planned capital expenditures and statements concerning our ability to finance growth plans with cash generated from our operations. Factors that could cause Nautilus, Inc.'s actual results to differ materially from these forward-looking statements include our ability to acquire inventory from sole source foreign manufacturers at acceptable costs, within timely delivery schedules and that meet our quality control standards, availability and price of media time consistent with our cost and audience profile parameters, a decline in consumer spending due to unfavorable economic conditions in one or more of our current or target markets, an adverse change in the availability of credit for our customers who finance their purchases, our ability to pass along vendor raw material price increases and increased shipping costs, our ability to effectively develop, market and sell future products, our ability to protect our intellectual property, and the introduction of competing products. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the
Securities and Exchange Commission, including the "Risk Factors" set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.
Unless otherwise indicated, all information regarding our operating results pertain to continuing operations.
© Nautilus, Inc. 2014

Presentation Overview
•
Who We Are: A team focused on providing
innovative fitness solutions and superior results
•
Business Strategies: Strategic Innovation,
Operational Excellence, Footprint Expansion
•
Financial Overview: Robust top and bottom line
growth; Strong Balance Sheet

Who We Are 4

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NAUTILUS BOWFLEX Universal SCHWINN

A Team That Delivers Superior Results
PRELIMINARY* UNAUDITED Q4  AND FULL YEAR 2013 RESULTS
(CONTINUING OPERATIONS)
• Q4 Revenues grew 18.5% over Q4 last year
Direct business - 3.7% growth
Retail business - 47.0% growth
• Full Year 2013 Revenues grew 12.8% over 2012
Direct business - 9.3% growth
Retail business - 20.2% growth
• Non-GAAP Q4 EPS is expected to be between $0.29 and $0.31 per share**
Versus $0.23 last year
• Non-GAAP full year EPS is expected to be between $0.46 and $0.48 per share†
Versus $0.34 last year

*     All Q4 2013 and full year 2013 financial information is preliminary and unaudited; see preliminary earnings release dated January 13, 2014.
**  Excludes income tax expense resulting from partial reestablishment of a valuation allowance against the Company’s deferred tax assets.
† Excludes partial reversal of a valuation allowance recorded against the Company’s deferred tax assets. Non-GAAP Information, see Nautilus’ website under “Investor Relations”
for a reconciliation to GAAP.

Who We Are Today
A leading provider of fitness equipment and related products for use in, and around, the home
Industry leading capabilities in product innovation and quality
Growing company which has dramatically improved profitability
Strong portfolio of brands, including #1 in the fitness industry (Bowflex)*
Unique three-pronged business model
An organization focused on increasing shareholder value

Our goal is to provide products which allow consumers to
achieve their health and fitness goals
* Based on 2012 National Consumer Research Study

Nautilus, Inc

Bowflex

- *#1 Fitness Brand**
- *Innovation – Quick and proven results*

Nautilus

- Authenticity
- Professional grade – Serious fitness
- Corporate umbrella brand

Schwinn

- *Quality/Value cardio brand*
- *High awareness across all consumer groups*

Universal

- American heritage
- Strength brand used for differentiation

Strongest Brands in Fitness Equipment 7 * Based on 2012 National Consumer Research Study

Winning Product Portfolio of Existing Heritage Products Cardio Unique technologies and modalities have driven growth Strength TreadClimber® SelectTech® Home Gym 8 AD6

Recent Innovations Bowflex MAX Trainer™ Schwinn® Cardio MY13 Bowflex Boost ™ UpperCut® Schwinn® Elliptical MY13 9

Growing in all Our Channels
% of 2013
Revenue*
2013 Full
Year Gross
Margin*
Op-ex
Profile*
2013 Full
Year Cont.
Margin**
Revenue
Growth
in 2013*
Direct to
Consumer
63% 59-61%
Higher
(due to
advertising)
10-11% 9%
Retail 35% 24-26% Very Low 14-16% 20%
Licensing
Royalties
2% ~100% Minimal 100% 6%
Plus… Complementary business drivers across channels
*    All Q4 2013 and full year 2013 financial information is preliminary and unaudited; see preliminary earnings release dated January 13, 2014.
** Excluding unallocated corporate expense.

Our Six Philosophies
1. Focus on profitable growth while leveraging and tightly
controlling expenses
2. Deliver a steady flow of consumer driven innovations
3. Continue investing in our brands and new product launches
• Longer term view
4. Emphasis on high opportunity initiatives for maximum success
• Carefully scrutinize deployment of resources
5. Apply sense of urgency and intense focus on strategy and
execution
• Achieve what we say we’re going to do
6. Support and nurture our vibrant culture of organizational excellence
Continue to drive positive shareholder return!

Business Strategies 12

Key Drivers
•
Emphasis on new product development for both the Direct and
Retail channels; guided by a focus on consumer needs/wants
•
Utilize our unique multi-channel business model to gain share and secure traction on new products
•
Diversify our product offering and geographic footprint
•
Utilize new marketing approaches to energize our brands and build deeper customer relationships
Utilize combination of “core growth” and “plus growth”
initiatives to strengthen core and extend our reach

Growth Opportunities
•
Launch New Direct to Consumer Products: Lead with new MAX
Trainer, leverage our unique market’s capabilities
•
Large Domestic Retail
Market:
We are under-represented but well
poised to take share
•
International Market
Opportunity:
Where we are almost non-
existent today, but our brands are already well-known
•
Expand Licensing Royalty
Base:
Utilize both IP and Brands
•
Tap Into Adjacent Product
Categories:
That are growing and
compliment our core competencies

NORTH AMERICA
EUROPE / AFRICA
ASIA / PACIFIC
LATIN AMERICA
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
Billions USD

North America	EMEA	Asia / Pacific	Latin America
• Mature market; 3.5%/yr growth projected as recovery from recession continues • NLS brands have top brand recognition	• Mature and crowded market; 3%/yr growth projected, stronger in some countries • Nautilus and Bowflex have high awareness	• Emerging market; strong growth (>15%/yr) projected, especially in China • Nautilus brand recognized overall. Bowflex strong in Australia / NZ	• Emerging market with barriers to entry in key areas such as Brazil; growth of 10%/yr projected • Nautilus brand is known

NAUTILUS BOWFLEX Universal SCHWINN

Global Market Opportunity *Compilation of Industry and Internal Data 15 Estimated Wholesale Retail Market Size by Region*

New Product Innovation
Footprint Expansion
Operational Excellence

NAUTILUS BOWFLEX Universal SCHWINN

“The Road Map”

•New Price Points
•New Core Categories
•Plus Growth Opportunities
•Access to Broader Audience
•Licensing
•Process Rigor
•IP Portfolio
•Brand Engagement
•Margin Discipline
•Leverage Infrastructure
•Continuous Cost Improvements
•Supply Chain Efficiency
•Media Planning
Our approach to
profitable growth focuses
on three major areas:

Financial Overview 17

Net Revenue
$250
$200
$150
$100
$50
$0
$ Millions
$168M
$180M
$194M
$219M
2010
2011
2012
2013

Operating Income
$20
$15
$10
$5
$0
($5)
($10)
($15)
$ Millions
% of Revenue
8%
6%
4%
2%
0%
-2%
-4%
-6%
($10M)
-5.7%
$4M
2.0%
$11M
5.5%
$15-16M
7.0-7.2%
2010
2011
2012
2013

NAUTILUS BOWFLEX Universal SCHWINN

Revenue growing at 9.1% CAGR*
*All Q4 2013 and full year 2013 financial information is preliminary and unaudited; see preliminary earnings release dated January 13, 2014.
Note: Net Revenue and Operating Income are for Continuing Operations.
Consistent Revenue and Profitability Growth

2013 Prelim EBITDA
$19.0M-$19.4M
Rolling Four Quarter Revenue and EBITDA Growth
Net Revenue in $ Millions
EBITDA in $ Millions
230
220
210
200
190
180
170
160
150
20
15
10
5
0
Q1
Q2
Q3
Q4
2011
2012
2013
Revenue*
EBITDA*

Note: All Q4 and full year financial information is preliminary and unaudited; see preliminary earnings release January 13, 2014.
* Non-GAAP Information, see Nautilus’ website under “Investor Relations” for a reconciliation to GAAP
* Net Revenue and EBITDA are rolling four quarter totals, Continuing Operations
EBITDA Outpacing Revenue Growth

Strong Balance Sheet
•
Approximately $41M* of cash and no debt as of December
31, 2013
•
$31.6M of deferred net tax assets as of September 30, 2013
•
Working capital utilization metrics are best in the industry
•
Internal cash generation expected to finance growth plans
•
Modest capital expenditures of approximately $2 - $3M per
year range expected
*All Q4 2013 and full year 2013 financial information is preliminary and unaudited; see preliminary earnings release dated January 13, 2014.

Longer Term Expectations
Stated Strategic Goal Run Rate
2013 Preliminary
Results vs. 2012*
Revenue Growth 9-10% year 12.8% vs. 7.5% (L.Y.)
Gross Margin
Sustain gains in each
channel
2-4 point improvement in
both channels
Operating Expense
Leverage
1-3 points better Expenses flat to up slightly
Operating Income
7-10% of revenue
Absolute dollars increasing
at double digit pace
7.0-7.2% vs. 5.5% (L.Y.)
45-49% growth
EBITDA Growth Strong (outpacing revenue) 39-42% growth vs. 84% (L.Y.)

*All Q4 2013 and full year 2013 financial information is preliminary and unaudited; see preliminary earnings release dated January 13, 2014.

Key Take Aways
Our company is achieving growth and significantly improved
profitability
Capabilities have been built to deliver long-term profitability
Strategic growth drivers and opportunities have been identified and are being pursued
Strong asset position is unique and leverage-able
•
Brands, IP, balance sheet, business model, human capital
Our plan is solid and it is working

23

Nautilus, Inc.

Reconciliation of Non-GAAP Financial Measure

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

Management considers EBITDA, a non-GAAP financial measure, to be useful for investors in evaluating our operating performance. We calculate EBITDA by adding income from continuing operations, plus (i) interest expense net of interest income, (ii) income tax expense and (iii) depreciation and amortization. A reconciliation of EBITDA to income from continuing operations is as follows (in millions).

	2010	2011	2012	2013(2)
Income (loss) from continuing operations(1)	$(9.8)	$2.5	$10.6	$47.7-48.3
Interest expense (income), net	0.1	0.4	(0.1)	0.0
Income tax expense (benefit) of continuing operations	0.6	0.7	(0.2)	(32.0)-(32.3)
Depreciation and amortization	6.6	3.8	3.3	3.3
EBITDA from continuing operations	$(2.5)	$7.4	$13.7 (3)	$19.0-19.4	(3)

(1)	Management does not include the results of discontinued operation in its calculation of EBITDA and, therefore, EBITDA was not reconciled to net income including discontinued operation.
(2)	Full year 2013 financial information is preliminary and unaudited.
(3)	May not add due to rounding.

Nautilus, Inc.

Reconciliation of Non-GAAP Financial Measure

Net Income and Earnings Per Diluted Share Excluding a Partial Reversal of a

Valuation Allowance

Nautilus presents adjusted net income and earnings per diluted share results because management believes that due to the non-recurring nature of the partial reversal of a valuation allowance recorded against the Company’s deferred tax assets resulting in an income tax benefit, including the non-GAAP results assists investors in assessing the Company’s operational performance relative to its competitors and its historical financial performance.

Continuing Operations Income and Diluted EPS (as reported and excluding non-recurring items) (unaudited and in millions, except per share amounts):

	Three Months Ended December 31, 2013
	Prelim Results (est range) (1)	Less non- recurring items(2)	Excluding non- recurring items (est range)
Income from continuing operations	$8.0-8.6	$(1.1)	$9.1-9.7
Diluted net income per share	$0.25-0.27	$(0.04)	$0.29-0.31

	Twelve Months Ended December 31, 2013
	Prelim Results (est range) (1)	Less non- recurring items(2)	Excluding non- recurring items (est range)(3)
Income from continuing operations	$47.7-48.3	$33.0	$14.6-15.2
Diluted net income per share	$1.52-1.54	$1.05	$0.46-0.48

(1)	Full year and fourth quarter 2013 financial information is preliminary and unaudited.
(2)	Such items were offset by the after-tax impact of an income tax benefit (expense) related to a partial reversal of a valuation allowance recorded against the Company’s deferred tax assets.
(3)	May not add due to rounding.